UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):  November 23, 2011

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary
(Percent change.  Trailing 3-month average versus prior year.)

	August ‘11	September ‘11	October ‘11
Process Management	>+20	0 to +5	+10 to +15
Industrial Automation	+5 to +10	+5	0 to +5
Network Power	+5 to +10	0 to +5	0
Climate Technologies	-5 to 0	-5 to 0	-5 to 0
Tools and Storage	+5 to +10	+5 to +10	+10 to +15
Total Emerson	+10 to +15	0 to +5	+5

October 2011 Order Comments:

Emerson order trends in the trailing three-month period reflected moderate growth due to prior year comparisons and the unfavorable impact of currency exchange rates.  Excluding currency, which deducted more than 3 percentage points from the growth rate, the trailing three-month underlying orders grew 8 percent.  Process Management remained the primary source of underlying order growth, with Tools and Storage also strong.

Process Management order trends remained robust, on strength across the segment, primarily driven by global oil and gas investment.  The Petrobras Comperj project booking in September 2010 continued to negatively affect order trend comparisons by 5 percent.  Currency exchange rates had a 13 percentage point unfavorable impact.

Industrial Automation order growth continued to slow, as capital goods end markets have softened compared to prior year.  Order strength in the electrical distribution, ultrasonic welding and fluid automation businesses was partially offset by weakness in the electrical drives business.  Additionally, reduced government subsidies have negatively affected the wind and solar energy businesses.

Network Power orders were flat, as embedded computing and power global end markets remained weak and the repositioning to fewer, more strategic customers to improve profitability remains in process.  The network power systems businesses in Asia and Europe reflected strong growth, while orders in North America were soft on mixed trends among businesses.  Currency exchange rates deducted 1 percentage point.

Climate Technologies orders weakness continued, as U.S. and European residential and commercial end markets remained challenging.  The temperature controls business also remained soft.  The global refrigeration business was flat due to strong project bookings in the prior year, while the Asia business showed moderate improvement.  Currency exchange rates added 1 percentage point.

Tools and Storage order trends accelerated, with growth across all businesses in the segment.  The professional tools, wet/dry vacuums and commercial storage businesses drove growth, benefitting from an improvement in U.S. commercial construction.

Upcoming Investor Events:

On Tuesday morning, February 14, 2012, Emerson senior management will host the Company’s annual investor conference in New York City.  Additional details will be available in December.

Updates and further details on this and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: November 23, 2011	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary